China Education Alliance Appoints The Ruth Group

Harbin, China, August 27, 2008 – China Education Alliance, Inc. (OTC Bulletin Board: CEUA) (“China Education Alliance” or “The Company”), a leading distributor of educational resources, offering high quality programs and training both through online networks and an on-site training center in China, today, announced the appointment of The Ruth Group (TRG) as its investor relations agency.

Mr. Xiqun Yu, Chairman and CEO of China Education Alliance, commented, “We are very excited to bring on The Ruth Group as our strategic, full-service investor relations team. The Ruth Group has a proven track record of providing top tier investor relations and public relations guidance and expertise to growing China-based companies. We look forward to working with TRG to collaborate efforts in growing China Education Alliance’s investor visibility, wall street exposure and strategic messaging as we continue to secure ourselves as China’s premier on-line educational resource marketplace.”

About China Education Alliance, Inc.:
The Company is a leading distributor of educational resources offering high quality materials, training and tutoring services through both online networks and an on-site training center in China. The Company’s online material products include on-line test preparation materials, researchers’ materials, study guides, and audio recordings. The Company also provides educational services through online and on-site channels, including exam oriented after school tutoring services, vocational education and employment education. The Company is currently selling educational products and services to schools, universities, teachers and students. The Company’s website is: http://www.chinaeducationalliance.com.

Safe Harbor Statement:
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company’s planned expansion in 2008 and predictions and guidance relating to the Company’s future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs and are not a guarantee of future performance but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the education industry, pricing and demand trends for the Company’s products, changes to government regulations, risk associated with operation of the Company’s new facilities, risk associated with large scale implementation of the company’s business plan, the ability to attract new customers, ability to increase its product’s applications, cost of raw materials, downturns in the Chinese economy, the adoption by consumers of its new game business, the unproven advertising model that is dependent on attracting a large game user base, and other information detailed from time to time in the Company’s filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release; readers are cautioned not to place undue reliance on any of them and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

-End-

Press Contacts:

China Education Alliance, Inc.

Company Contact: Mr. Xiqun Yu Chairman & CEO China Education Alliance, Inc. Tel: +86 451 8233 5794 Email: yxq@edu-chn.com	Investor Relations Contact: Lauren Milner The Ruth Group Tel: +646-536-7026 Email: lmilner@theruthgroup.com